AMENDMENT NO. 2


                  dated as of November 22, 2000

                               To

                        CREDIT AGREEMENT

                     dated as of March 9, 2000

                             Among

                  NORTHEAST GENERATION COMPANY
                           as Borrower

                              and

                   THE LENDERS NAMED HEREIN
                           as Lenders

                             and

                       CITIBANK, N.A.
                  as Administrative Agent

                            and

                        CITIBANK, N.A.
                     as Collateral Agent

                            and

                       CITIBANK, N.A.
                     as Depositary Bank





AMENDMENT NO. 2 TO THE
CREDIT AGREEMENT


Dated as of November 22, 2000

AMENDMENT NO. 2 to the CREDIT AGREEMENT among NORTHEAST GENERATION COMPANY, a Connecticut corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and CITIBANK, N.A., as administrative agent (the "Administrative Agent") for the Lenders, collateral agent for the Secured Parties (the "Collateral Agent") and the depositary bank (the "Depositary Bank").

PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders, the Administrative Agent, the Collateral Agent, and the Depositary Bank have entered into a Credit Agreement dated as of March 9, 2000, as amended by Amendment No 1 dated as of July 27, 2000 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower has requested that the Credit Agreement be amended as hereinafter set forth.

(3) The Lenders, the Administrative Agent, the Collateral Agent, and the Depositary Bank are, on the terms and conditions stated below, willing to grant the request of the Borrower.

SECTION 1.  Amendments to Credit Agreement

The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 of this amendment, hereby amended as follows:

(a) The definition of "Annual Operating Budget" in Section 1.01 is amended by adding the following after the words "attached as Exhibit I hereto," in the second line thereof:

"or the annual budget for the Borrower for Fiscal Year 2001 delivered pursuant to Section 6.03(q) hereto and reasonably acceptable in form and substance to the Lenders or as provided for in such section if no such budget has been so delivered, as appropriate, in each case

(b) The definition of "Excess Cash Flow" in Section 1.01 is deleted in its entirety and replaced with the following:

"shall mean for any Excess Cash Flow Payment Date, the excess of (a) all cash receipts of the Borrower (including, but not limited to Revenues, but excluding Net Cash Proceeds) actually received by the Borrower during the period from the prior Excess Cash Flow Payment Date (or the Borrowing Date with respect to the first Excess Cash Flow Payment Date) to the date immediately prior to such Excess Cash Flow Payment Date; provided however that in the case of the November 12, 2000 Excess Cash Flow Payment Date, the period used to measure Excess Cash Flow shall be the period from August 1, 2000 to October 31, 2000, in the case of the February 12, 2001 Excess Cash Flow Payment Date, the period used to measure Excess Cash Flow shall be the period from November 1, 2000 to January 31, 2001, in the case of the May 12, 2001 Excess Cash Flow Payment Date, the period used to measure Excess Cash Flow shall be the period from February 1, 2001 to April 30, 2001, and if the Tranche B Maturity Date is extended to September 28, 2001 as provided in Amendment No. 2 to the Credit Agreement, in the case of the August 12, 2001 Excess Cash Flow Payment Date, the period used to measure Excess Cash Flow shall be the period from May 1, 2001 to July 31, 2001 over (b) the sum (without duplication) of (i) Operating Costs and Permitted Capital Expenditures paid during such period and (ii) Obligations (other than mandatory prepayments pursuant to Section 2.05(b) hereof and payments of interest in respect thereof pursuant to Section 2.06 hereof) arising under the Loan Documents paid during such period. For purposes of this definition, cash receipts shall exclude, to the extent included, any insurance proceeds deposited into the Casualty Account.".

(c) The definition of "Excess Cash Flow Payment Date" in Section 1.01 is amended by deleting "and November 12, 2000" at the end thereof and substituting ",November 12, 2000, February 12, 2001, May 12, 2001, and if the Tranche B Maturity Date is extended to September 28, 2001 as provided in Amendment No. 2 to the Credit Agreement herein, August 12, 2001".

(d) The definition of "Tranche B Maturity Date" in Section 1.01 is deleted in its entirety and replaced with the following:

"means June 29, 2001";

provided however that if and only if the conditions precedent
referred to in      Section 3 of this Amendment are satisfied;

The definition of Tranche B Maturity Date in Section 1.01 shall be deleted in its entirety and replaced with the following:

"means September 28, 2001."

(e) Section 6.03 is amended by adding at the end thereof a new subsection (q) to read as follows:

"Delivery of 2001 Annual Operating Budget. It will deliver to the Administrative Agent, by December 1, 2000, an annual operating budget for Fiscal Year 2001 in the form of the Annual Operating Budget for Fiscal Year 2000 and in substance reasonably acceptable to the Lenders (the "2001 Annual Operating Budget"); provided however that should a 2001 Annual Operating Budget in form and substance reasonably acceptable to the Lenders not be delivered to the Administrative Agent by January 1, 2001, then until it is, for each of January and February, 2001 the Annual Operating Budget for December, 2000 shall be followed, and for each month from March to September, 2001, the Annual Operating Budget for the corresponding month in the budget for Fiscal Year 2000 shall be followed.".

SECTION 2.  Conditions of Effectiveness

This Amendment shall become effective as of the date first above written when, and only when the Administrative Agent shall have received (i) on behalf of each Lender, an amendment fee equal to .15 percent of the outstanding Tranche B Advances owing to such Lender; (ii) copies of an amendment to the Tranche B Mortgage reflecting an extension of the Tranche B Maturity Date until September 28, 2001 duly executed by the Borrower, together with (a) evidence that (1) counterparts of such amendments to the Mortgages have been duly recorded in all filing or recording offices that the Collateral Agent may deem appropriate and
(2) all filing and recording taxes and fees in respect thereof have been paid and (b) such confirmation from the Title Companies as shall be satisfactory to the Collateral Agent that the recording of such amendments to the mortgages does not impair the validity, enforceability, or priority of the lien of the mortgages; and (iii) counterparts of this Amendment executed by the Borrower, the Lenders, the Collateral Agent and the Depositary Bank, together with the consent attached hereto executed by the Sponsor provided that no Default or Event of Default shall have occurred and be continuing at such time. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement. If the aforementioned conditions are not satisfied on or before November 22, 2000, then this amendment shall terminate and have no further effect other than
Section 5 and Section 7.

SECTION 3.  Conditions to Further Extension

The Tranche B Maturity Date shall be further extended to September 28, 2001 effective as of June 22, 2001, as set forth in Section 1 above, if and only if
(i) no Default or Event of Default shall have occurred and be continuing on June 22, 2001, (ii) prior to June 22, 2001 the Administrative Agent shall have received on behalf of each Lender, an amendment fee equal to .10 percent of the outstanding Tranche B Advances owing to such Lender on the date such fee is paid, and (iii) the Administrative Agent shall have received, by May 30, 2001, notice of the Borrower's intent to extend the Tranche B Maturity Date to September 28, 2001.

SECTION 4. Reference to and Effect on the Credit Agreement and the Notes

(a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement and the Notes as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, or the Administrative Agent, the Collateral Agent, or the Depositary Bank under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

SECTION 5.  Costs.

The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section
9.04 of the Credit Agreement.

SECTION 6.  Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.  Governing Law

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

(Signatures Commence on the Next Page)





NORTHEAST GENERATION COMPANY

By
Title:


CITIBANK, N.A.,
as Administrative Agent

By
Title:


CITIBANK, N.A.
As Collateral Agent and as Depositary Bank

By
Title:




Lenders:


CITIBANK, N.A.

By
Name:
Title:


BARCLAYS BANK PLC

By:
Name:
Title:


CANADIAN IMPERIAL BANK OF COMMERCE

By
Name:
Title:


TORONTO DOMINION (TEXAS), INC.

By:
Name:
Title:


FORTIS CAPITAL CORP.
(formerly MeesPierson Capital Corp.)

By:
Name:
Title:


UNION BANK OF CALIFORNIA, N.A..

By:
Name:
Title:


BANK ONE, NA

By:
Name:
Title:


CONSENT


Dated as of  November[22], 2000

The undersigned, Northeast Utilities, a Massachusetts voluntary association with reference to the Sponsor Agreement, dated as of March 9, 2000 (the "Sponsor Agreement") in favor of the Administrative Agent and the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Sponsor Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Sponsor Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import and to the Notes "thereunder", "thereof", or words of like import shall mean and be a reference to the Credit Agreement and the Notes respectively, as amended by such Amendment.

No Trustee or shareholder of Northeast Utilities shall be held to any liability whatever for any obligations under this Consent or the Sponsor Agreement, and this Consent shall not be enforceable against any such Trustee in their or his or her individual capacities or capacity. This Consent shall be enforceable against the Trustees of Northeast Utilities only as such, and every person, firm, association, trust or corporation having any claim or demand arising under this Consent and relating to Northeast Utilities, its shareholders, or Trustees shall look solely to the trust estate of Northeast Utilities for the payment or satisfaction thereof.






NORTHEAST UTILITIES

By
Name:
Title: